SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                              TAG-IT PACIFIC, INC.
================================================================================
                              (Name of Registrant)


================================================================================
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                              TAG-IT PACIFIC, INC.
              -----------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
              -----------------------------------------------------


TIME ..............................        11:00 a.m.  Pacific  Daylight Time on
                                           May 12, 2004

PLACE .............................        Tag-It  Pacific,   Inc.'s   Corporate
                                           Headquarters    at   21900    Burbank
                                           Boulevard, Suite 270, Woodland Hills,
                                           California 91367.

ITEMS OF BUSINESS .................        (1)      To elect two Class I members
                                                    of the  Board  of  Directors
                                                    for  three-year  terms.  The
                                                    persons   nominated  by  our
                                                    Board of Directors  (Messrs.
                                                    Kevin  Bermeister  and Brent
                                                    Cohen) are  described in the
                                                    accompanying           Proxy
                                                    Statement.
                                           (2)      To approve an  amendment  to
                                                    the  Company's   1997  Stock
                                                    Plan to increase the maximum
                                                    number  of  shares of common
                                                    stock  that  may  be  issued
                                                    pursuant  to awards  granted
                                                    under    the    plan    from
                                                    2,577,500      shares     to
                                                    3,077,500 shares; and
                                           (3)      To   transact   such   other
                                                    business  as  may   properly
                                                    come   before   the   Annual
                                                    Meeting and any  adjournment
                                                    or postponement.

RECORD DATE .......................        You   can   vote   if   you   were  a
                                           stockholder  of  the  Company  at the
                                           close of business on March 19, 2003.

PROXY VOTING ......................        All    stockholders   are   cordially
                                           invited to attend the Annual  Meeting
                                           in person.  However,  to ensure  your
                                           representation at the Annual Meeting,
                                           you are  urged  to vote  promptly  by
                                           signing and  returning  the  enclosed
                                           Proxy  card.  IF YOUR SHARES ARE HELD
                                           IN  STREET  NAME,  YOU MUST  OBTAIN A
                                           PROXY,  EXECUTED IN YOUR FAVOR,  FROM
                                           THE  HOLDER  OF RECORD IN ORDER TO BE
                                           ABLE TO VOTE AT THE ANNUAL MEETING.

Woodland Hills, California
April 5, 2003
                                           /s/ Ronda Ferguson
                                           ------------------------
                                           CHIEF FINANCIAL OFFICER

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH CARD SHOULD BE COMPLETED AND RETURNED.

                                                            TAG-IT PACIFIC, INC.
                                             21900 BURBANK BOULEVARD, SUITE 270,
                                                WOODLAND HILLS, CALIFORNIA 91367

PROXY STATEMENT
--------------------------------------------------------------------------------


         These Proxy materials are delivered in connection with the solicitation by the Board of Directors of Tag-It Pacific, Inc., a Delaware corporation ("Tag-It," the "Company", "we", or "us"), of Proxies to be voted at our 2004 Annual Meeting of stockholders and at any adjournments or postponements.

         You are invited to attend our Annual Meeting of stockholders on May 12, 2004, beginning at 11:00 a.m. Pacific Daylight Time. The meeting will be held at the Company's corporate headquarters at 21900 Burbank Boulevard, Suite 270, Woodland Hills, California 91367.

STOCKHOLDERS ENTITLED TO VOTE.

         Holders of Tag-It common stock at the close of business on March 19, 2004 are entitled to receive this notice and to vote their shares at the Annual Meeting. As of March 19, 2004, there were 18,035,316 shares of common stock outstanding.

MAILING OF PROXY STATEMENTS.

         We anticipate mailing this Proxy Statement and the accompanying Proxy to stockholders on or about April 9, 2004.

PROXIES.

         Your vote is important. If your shares are registered in your name, you are a share owner of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by Proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All share owners can vote by written Proxy card. Your submitting the enclosed Proxy will not limit your right to vote at the Annual Meeting if you later decide to attend in person. IF YOUR SHARES ARE HELD IN STREET NAME, YOU MUST OBTAIN A PROXY, EXECUTED IN YOUR FAVOR, FROM THE HOLDER OF RECORD IN ORDER TO BE ABLE TO VOTE AT THE MEETING. If you are a share owner of record, you may revoke your Proxy at any time before the meeting either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person. All shares entitled to vote and represented by properly executed Proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those Proxies. If no instructions are indicated on a properly executed Proxy, the shares represented by that Proxy will be voted as recommended by the Board of Directors.

QUORUM.

         The presence, in person or by Proxy, of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for determining the presence of a quorum. Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain non-routine matters and, therefore, is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities.

VOTING.

         Each share of Tag-It common stock is entitled to one vote on each matter properly brought before the meeting. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

ELECTION OF DIRECTORS.

         The two nominees for Class I director receiving the highest number of votes at the Annual Meeting will be elected. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board of Directors to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

AMENDMENT OF THE 1997 STOCK PLAN.

         It is proposed to amend the 1997 Stock Plan to increase the number of shares of common stock that the Company may issue pursuant to awards under the 1997 Stock Plan from 2,577,500 shares to 3,077,500 shares. This amendment will require the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of common stock that are present or represented by proxy at the Annual Meeting.

OTHER MATTERS.

         At the date this Proxy Statement went to press, we do not know of any other matter to be raised at the Annual Meeting.

         In the event a shareholder proposal was not submitted to the Company prior to the date of this Proxy Statement, the enclosed Proxy will confer authority on the Proxyholders to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the Meeting. As of the date hereof, no shareholder proposal has been submitted to the Company, and management is not aware of any other matters to be presented for action at the Meeting. However, if any other matters properly come before the Meeting, the Proxies solicited hereby will be voted by the Proxyholders in accordance with the recommendations of the Board of Directors. Such authorization includes authority to appoint a substitute nominee for any Board of Directors' nominee identified herein where death, illness or other circumstance arises which prevents such nominee from serving in such position and to vote such Proxy for such substitute nominee.

ITEM 1:  ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         Item 1 is the election of two members of the Board of Directors. In accordance with our Certificate of Incorporation, the Board of Directors is grouped into three classes. At each Annual Meeting, directors constituting one class are elected, each for a three-year term. Our bylaws presently provide that the number of directors shall not be less than two nor more than nine, with the exact number to be fixed from time to time by resolution of our Board of Directors. The number of directors is currently fixed at eight.

         The Class I directors whose terms expire at the 2004 Annual Meeting are Kevin Bermeister and Brent Cohen. The Board of Directors has nominated Kevin Bermeister and Brent Cohen to serve as Class I directors for terms expiring in 2007. The Class II directors are serving terms that expire in 2005, and the Class III directors are serving terms that expire in 2006. Two Class I directors will be elected at the Annual Meeting.

         Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

         The Board of Directors proposes the election of the following nominees as Class I directors:

                                Kevin Bermeister
                                   Brent Cohen

         If elected, Kevin Bermeister and Brent Cohen are expected to serve until the 2007 Annual Meeting of stockholders. The two nominees for election as Class I directors at the Annual Meeting who receive the highest number of affirmative votes will be elected.

         The principal occupation and certain other information about the nominees, other directors whose terms of office continue after the Annual Meeting, and certain executive officers are set forth on the following pages.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth information with respect to nominees, continuing directors and officers of the Company as of March 19, 2004:

                                        YEAR FIRST
                                        ELECTED OR
                                         APPOINTED
NAME                            AGE      DIRECTOR      POSITION
----                            ---      --------      --------

CLASS I DIRECTOR NOMINEES:
(terms expiring in 2004)

Kevin Bermeister..........      43         1999        Director
Brent Cohen...............      45         1998        Director

CONTINUING DIRECTORS:
CLASS II DIRECTORS (1)
(terms expiring in 2005)

Michael Katz..............      62         1998        Director
Jonathan Burstein (2).....      37         1999        Vice President of
                                                         Operations and Director

CLASS III DIRECTORS
(terms expiring in 2006)

Mark  Dyne (3)............      43         1997        Chairman of the Board of
                                                         Directors
Colin Dyne (3)............      41         1997        Chief Executive Officer,
                                                         President and Director
G. Maxwell Perks..........      56         2003        Director

OTHER EXECUTIVE OFFICERS:
Jonathan Markiles.........      39                     Secretary and Vice
                                                         President of Strategic
                                                         Planning and Business
                                                         Development
Ronda Ferguson............      38                     Chief Financial Officer

         (1) There is currently a vacancy in the Class II directors.

         (2) Jonathan Burstein is Colin Dyne's and Mark Dyne's brother-in-law.

         (3) Colin Dyne and Mark Dyne are brothers.

CLASS I DIRECTOR NOMINEES: TERMS EXPIRING IN 2004

         KEVIN BERMEISTER             Mr.  Bermeister has served on our Board of
                                      Directors   since  1999.  He  has  been  a
                                      director     of     Brilliant      Digital
                                      Entertainment,  Inc. since August 1996 and
                                      has served as its President  since October
                                      1996 and as its  Chief  Executive  Officer
                                      since   the   beginning   of   2001.   Mr.
                                      Bermeister  is a director of Sega  Ozisoft
                                      Pty.  Ltd.  and  previously  served as its
                                      Co-Chief Executive Officer. Mr. Bermeister
                                      is  a  founder  of  Sega   Ozisoft   which
                                      commenced business in 1982. Mr. Bermeister also is a director of Packard Bell NEC
                                      Australia  Pty.  Ltd. and Jacfun Pty. Ltd.
                                      Jacfun owns the Darling Harbour property occupied by the Sega World indoor theme park in Sydney, Australia. Mr. Bermeister has served on numerous advisory boards, including Virgin Interactive Entertainment
                                      Ltd.

                                      MEMBER:   COMPENSATION  COMMITTEE,   AUDIT
                                      COMMITTEE, NOMINATING COMMITTEE

         BRENT COHEN                  Mr.  Cohen  has  served  on the  Board  of
                                      Directors  since 1998. Mr. Cohen served as
                                      President and Chief Operating  Officer and
                                      was a member of the Board of  Directors of
                                      First Advantage Corporation (formed by the
                                      merger  of US Search  and  First  American
                                      Financial screening  companies) until June
                                      2003.  Mr. Cohen served as Chairman of the
                                      Board,   President  and  Chief   Executive
                                      Officer of US Search  from  February  2000
                                      until  June 2003.  From July 1987  through
                                      October   1998,   Mr.  Cohen  held  senior
                                      management positions with Packard Bell NEC
                                      (formerly   Packard   Bell   Electronics),
                                      including Chief Operating  Officer,  Chief
                                      Financial Officer and  President--Consumer
                                      and International. Subsequently, Mr. Cohen
                                      served  on  the  board  of  advisors   and
                                      directors   of  several   companies   from
                                      October 1998 through  January  2000.  From
                                      January  1980  through  December  1982 and
                                      from  January  1985  through June 1987 Mr.
                                      Cohen held various management positions in
                                      both   the   management   consulting   and
                                      auditing   practice  of  Arthur   Young  &
                                      Company (now Ernst & Young). Mr. Cohen holds a Bachelor of Commerce degree, a Graduate Diploma in Accounting and an MBA from the University of Cape Town in South
                                      Africa. He is also a chartered accountant.

                                      MEMBER:   COMPENSATION  COMMITTEE,   AUDIT
                                      COMMITTEE,      NOMINATING      COMMITTEE,
                                      GOVERNANCE COMMITTEE

CLASS II DIRECTORS: TERMS EXPIRING IN 2005

         MICHAEL KATZ                 Mr.  Katz  has  served  on  our  Board  of
                                      Directors  since 1998. Mr. Katz has served
                                      as President,  Chief Operating Officer and
                                      director    of     Transducer     Controls
                                      Corporation,  a  manufacturer  of position
                                      and pressure transducers, from 1987 to the
                                      present.  From 1987 to June 2002, Mr. Katz
                                      also served as President,  Chief Operating
                                      Officer and  director of  Tedea-Huntleigh,
                                      Inc., a  manufacturer  of  load-cells  and
                                      force-transducers.  Since  1999,  Mr. Katz
                                      has  also  served  as  Chairman  of  Lebow
                                      Products,      a      manufacturer      of
                                      torque-transducers.  Mr. Katz holds an MBA
                                      and   Bachelor   of   Science   degree  in
                                      mechanical engineering.

                                      MEMBER:   AUDIT   COMMITTEE,    NOMINATING
                                      COMMITTEE

         JONATHAN BURSTEIN            Mr.   Burstein  has  served  as  our  Vice
                                      President of Operations since 1999 and has
                                      served  on our  Board of  Directors  since
                                      1999. During this period, Mr. Burstein has
                                      been  responsible for many of the internal
                                      operations   of  the  Company,   including
                                      logistics,  purchasing  and  managing  key
                                      customer  relationships.  From 1987  until
                                      1999,  Mr.  Burstein has been  responsible
                                      for managing many of our largest  customer
                                      accounts,      including     transitioning
                                      customers to our MANAGED TRIM SOLUTION e-commerce system.

CLASS III DIRECTOR: TERMS EXPIRING IN 2006

         MARK DYNE                    Mr.  Dyne has  served as  Chairman  of the
                                      Board of  Directors  since  1997.  He also
                                      serves  as   Chairman   of  the  Board  of
                                      Directors     of     Brilliant     Digital
                                      Entertainment,  Inc.,  a  publicly  traded
                                      corporation.  Mr. Dyne currently serves as
                                      the  Chief   Executive   Officer  and  the
                                      Managing   Director  of  EuroPlay  Capital
                                      Advisors,  LLC,  a  merchant  banking  and
                                      advisory  firm. He is a founder and former
                                      director  of  Sega  Ozisoft  Pty  Ltd.,  a
                                      leading   distributor   of   entertainment
                                      software   in  both   Australia   and  New
                                      Zealand.  Mr.  Dyne  previously  served as
                                      Chairman  and Chief  Executive  Officer of
                                      Sega  Gaming   Technology  Inc.  (USA),  a
                                      gaming  company.  Mr.  Dyne also served as
                                      Chairman  and Chief  Executive  Officer of
                                      Virgin Interactive  Entertainment  Ltd., a
                                      distributor of computer  software programs
                                      and video games based in London,  England.
                                      Mr.  Dyne was a founder  and  director  of
                                      Packard Bell NEC  Australia  Pty.  Ltd., a
                                      manufacturer  and  distributor of personal
                                      computers   through  the  Australian  mass
                                      merchant channel.

                                      MEMBER: GOVERNANCE COMMITTEE

         COLIN DYNE                   Mr. Dyne founded Tag-It,  Inc., one of our
                                      subsidiaries,  in 1991  with  his  father,
                                      Harold   Dyne,   and  has  served  as  our
                                      President since inception and as our Chief
                                      Executive   Officer  since  1997.   Before
                                      founding  Tag-It,  Inc. in 1991,  Mr. Dyne
                                      worked in  numerous  positions  within the
                                      stationery  products  industry,  including
                                      owning  and  operating  retail  stationery
                                      businesses   and   servicing   the  larger
                                      commercial   products   industry   through
                                      contract     stationery    and    printing
                                      operations. Mr. Dyne is the brother of Mark Dyne.

         G. MAXWELL PERKS             Dr. Perks was appointed as a member to the
                                      Board of Directors in October  2003.  From
                                      1972  to  present,   Dr.  Perks  has  been
                                      employed    by   the    UK-based    thread
                                      conglomerate  Coats  plc where he has held
                                      several   key    positions    within   its
                                      international   businesses.  He  currently
                                      serves as CEO of Coats North American. Dr.
                                      Perks received his Ph.D. in Chemistry from Queens University in Belfast, N. Ireland.

         OTHER EXECUTIVE OFFICERS

         JONATHAN MARKILES            Mr.   Markiles  is  our  Vice   President,
                                      Strategic     Planning     and    Business
                                      Development,  and Secretary.  Mr. Markiles
                                      joined  Tag-It,  Inc.  in May  1994 as our
                                      general   manager   where   he  has   been
                                      responsible for  production,  distribution
                                      and   international   operations.   Before
                                      joining   Tag-It,   Inc.,   Mr.   Markiles
                                      received  his MBA from the  University  of
                                      Southern California in May 1994. From 1987
                                      until  August  1992,  Mr.   Markiles  held
                                      various    operational    positions   with
                                      Windshields  America,   Inc.,  a  national
                                      chain of autoglass stores.

         RONDA FERGUSON               Ms.  Ferguson  has  served  as  our  Chief
                                      Financial  Officer  since she joined us in
                                      June 2000. Before joining us, Ms. Ferguson
                                      was a senior manager at BDO Seidman,  LLP,
                                      independent public accountants,  where she
                                      was the  director of the Apparel  Industry
                                      Practice in Los  Angeles,  California.  In
                                      this  role,   she  was   responsible   for
                                      providing audit,  transaction  support and
                                      business  advisory services to private and
                                      publicly held companies.  Ms. Ferguson has
                                      over ten years  experience  in the apparel
                                      industry.  She was  also a  member  of the
                                      advisory   board  of  a  leading   apparel
                                      industry   group.   Ms.   Ferguson   is  a
                                      certified  public  accountant and a member
                                      of the  American  Institute  of  Certified
                                      Public   Accountants  and  the  California
                                      State   Society   of   Certified    Public
                                      Accountants.

         Pursuant to the series C preferred stock purchase agreement entered into by us and Coats North America Consolidated, Inc., and for so long as Coats North America Consolidated held 66 2/3% of the shares of the our series C preferred stock that it purchased in September 2001, we agreed to use commercially reasonable efforts to cause a representative designated by Coats North America Consolidated to be nominated to serve as a director of our company. G. Maxwell Perks currently serves as one of our directors pursuant to this agreement. In February 2004, Coats North America Consolidated converted all 759,494 shares of Series C Preferred Stock, plus $458,707 of accrued dividends, into 700,144 shares of our common stock and subsequently sold these common shares to an unrelated party. As a result, we are no longer obligated to cause a representative designated by Coats North America Consolidated to be nominated to serve as a member of our board of directors.

BOARD MEETINGS AND COMMITTEES.

         The Board of Directors held ten general meetings during fiscal 2003. Each director attended at least 75% of all the meetings of the Board of Directors and those committees on which he or she served in fiscal 2003, with the exception of Kevin Bermeister who attended 50% of the Board of Director meetings and Donna Armstrong who attended 38% of the Board of Director meetings. While the Company has not established a policy with respect to members of the Board of Directors attending annual meetings, directors are generally in attendance at the annual meeting of shareholders. The Board of Directors maintains an audit committee, a compensation committee, a nominating committee and a governance committee.

         AUDIT COMMITTEE. The audit committee currently consists of Messrs. Bermeister, Cohen and Katz. The role and responsibilities of the audit committee are set forth in a written charter adopted by the Board and approved by the committee. The audit committee approves the engagement of independent public accountants, reviews the scope of the audit to be conducted by the independent public accountants and meets quarterly with the independent public accountants and our Chief Financial Officer to review matters relating to our financial statements, our accounting principles and our system of internal accounting controls. The audit committee reports its recommendations as to the approval of our financial statements to the Board of Directors. All audit committee members are independent directors as defined in the listing standards of the American Stock Exchange ("AMEX"). The audit committee held four meetings during fiscal 2003. The audit committee operates pursuant to a written charter, a copy of which is attached to this Proxy Statement as Appendix A.

         Each audit committee member meets the AMEX financial knowledge requirements, and the Board of Directors has further determined that each of Messrs. Bermeister, Cohen and Katz (i) are an "audit committee financial expert" as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC and (ii) also meets the AMEX professional experience requirements.

         COMPENSATION COMMITTEE. The compensation committee currently consists of Messrs. Bermeister and Cohen. The compensation committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and is responsible for administering our stock option plan and executive incentive compensation. The compensation committee did not hold any meetings during fiscal 2003. The compensation committee acted thee times by unanimous written consent during fiscal 2003.

         NOMINATING COMMITTEE. The nominating committee currently consists of Messrs. Bermeister, Cohen and Katz. The nominating committee is responsible for considering and approving nominations for candidates for director, including determining the appropriate qualifications and experience required of such candidates, and related matters. The nominating committee was established in February 2004 and did not hold any meetings during fiscal 2003. The members of the nominating committee are all independent directors within the meaning of applicable AMEX listing standards. The nominating committee operates pursuant to a written charter, a copy of which is attached to this Proxy Statement as Appendix B.

         In carrying out its function to nominate candidates for election to the Board of Directors, the nominating committee considers the mix of skills, experience, character, commitment, and diversity of background, all in the context of the requirements of the Board of Directors at that point in time. The nominating committee believes that each candidate should be an individual who has demonstrated integrity and ethics in such candidate's personal and professional life, has an understanding of elements relevant to the success of a publicly-traded company and has established a record of professional accomplishment in such candidate's chosen field. Each candidate should be prepared to participate fully in board activities, including attendance at, and active participation in, meetings of the Board of Directors, and not have other personal or professional commitments that would, in the nominating committee's judgment, interfere with or limit such candidate's ability to do so. The nominating committee has no stated specific, minimum qualifications that must be met by a candidate for a position on our Board of Directors.

         The  nominating  committee's  methods for  identifying  candidates  for election to the Board of Directors (other than those proposed by our stockholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources--members of the Board of Directors; our executives; individuals personally known to the members of the Board of Directors; and other research. The nominating committee may also from time to time retain one or more third-party search firms to identify suitable candidates.

         A Tag-It stockholder may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our Bylaws. In addition, the notice must be made in writing and include (i) the qualifications of the proposed nominee to serve on the Board of Directors, (ii) the principal occupations and employment of the proposed nominee during the past five years,
(iii) directorships currently held by the proposed nominee and (iv) a statement that the proposed nominee has consented to the nomination. The recommendation should be addressed to our Secretary.

         GOVERNANCE COMMITTEE. The Governance Committee currently consists of Messrs. Mark Dyne and Cohen. The governance committee's primary purpose is to review and make recommendations regarding the functioning of the Board of Directors as an entity, recommend corporate governance principles applicable to the Company and assist the Board of Directors in its reviews of the performance of the Board and each committee.

DIRECTOR COMPENSATION.

         We currently pay nonemployee directors $1,500 for their personal attendance at any meeting of the Board of Directors and $500 for attendance at any telephonic meeting of the Board of Directors or at any meeting of a committee of the Board of Directors. Non-employee directors, Mr. Mark Dyne, Messrs. Bermeister, Cohen and Katz, received 25,000 options each to purchase shares of the Company's common stock in April 2003 and $25,000 each in payment for service on the Board of directors for fiscal 2003. We also reimburse directors for their reasonable travel expenses incurred in attending board or committee meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

         There are no interlocking relationships involving any of our compensation committee members required by the Securities and Exchange Commission to be reported in this Proxy Statement and none of our officers or full-time employees serves on our compensation committee.

CODE OF ETHICS.

         We have adopted a Code of Ethical Conduct that applies to the our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as well as to our other employees and directors generally. A copy of our Code of Ethical Conduct was filed as an exhibit our Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS.

         Our Board of Directors has adopted three methods by which our stockholders may communicate with the Board regarding matters of substantial importance to the Company. These methods are as follows:

         1. PROCEDURES FOR SUBMISSION OF COMMUNICATIONS REGARDING AUDIT AND ACCOUNTING MATTERS. Pursuant to the duties and responsibilities delegated to the Audit Committee of our Board of Directors in its Audit Committee Charter, our Audit Committee adopted procedures for (a) the receipt, retention, and treatment of communications received by us regarding accounting, internal accounting controls, or auditing matters; and (b) the submission by our employees, on a confidential and anonymous basis, of communications regarding questionable accounting or auditing matters. These procedures allow any person to submit a good faith communication regarding these various audit, internal accounting control and accounting matters to the Audit Committee, or to our management, and any employee to do so on a confidential and anonymous basis, without fear of dismissal or retaliation of any kind. Ultimately, the Audit Committee will oversee treatment of communications in this area, and therefore any submissions would be reviewed by those members of the Board of Directors serving on the Audit Committee. The Audit Committee also may submit such communications to the Board of Directors for review and oversight as well. The Procedures for Submission of Audit and Accounting Matters can be found on this website at www.tagitpacific.com.

         2. CODE OF ETHICAL CONDUCT. Our Code of Ethical Conduct, a copy of which was filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2003, identifies the e-mail address of our Chief Financial Officer and a mailing address of the Audit Committee of our Board of Directors. This allows individuals to contact those Board members in connection with matters concerning the code and our company's overall ethical values and standards.

         3. INVESTOR RELATIONS. Our investor relations manager, Jonathan Markiles, addresses all of our investor relations matters. Stockholders are free to contact Mr. Markiles at info@tagitpacific.com, or our Investor Relations Department, at 818-444-4100. Mr. Markiles determines whether inquiries or other communications with respect to investor relations should be relayed to our Board of Directors or to management. Typical communications relayed to our Board of Directors or management involve stockholder proposal matters, audit and accounting matters addressed in item 1 above, and matters related to our code of ethical conduct addressed in item 2 above.

         Each director on our Board of Directors is encouraged to attend our annual meeting of stockholders. All of our directors attended our 2003 Annual Meeting of Stockholders.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE.

         The following table sets forth, as to the Chief Executive Officer, and as to each of the other most highly compensated officers whose compensation exceeded $100,000 during the last fiscal year (the "Named Executive Officers"), information concerning all compensation paid for services to the Company in all capacities for each of the three years ended December 31 indicated below.

                           SUMMARY COMPENSATION TABLE
                                                                                   LONG TERM
                                                                                  COMPENSATION
                                                                                  ------------
                                                                  ANNUAL           NUMBER OF
                                            FISCAL YEAR        COMPENSATION        SECURITIES
NAME AND                                       ENDED      ---------------------    UNDERLYING
PRINCIPAL POSITION                          DECEMBER 31     SALARY    OTHER (1)     OPTIONS
-----------------------------------------   -----------   ---------   ---------   ------------
Colin Dyne...............................      2003       $ 452,397   $  43,602     100,000
     Chief Executive Officer, President        2002         438,305      55,787     100,000
       and Director                            2001         326,536      51,680      50,000


Jonathan Burstein........................      2003       $ 246,079   $  17,409      35,000
     Vice President of Operations and          2002         197,980      21,005      25,000
       Director                                2001         187,596      22,434      15,000



Ronda Ferguson...........................      2003       $  83,613   $  12,080      25,000
     Chief Financial Officer                   2002         118,592      11,248      25,000
                                               2001         142,308       8,833      20,000

Jonathan Markiles .......................      2003       $ 200,000   $  --           --
     Vice President of Strategic Planning      2002         200,000      --           --
       and Business Development and            2001         190,769      --          15,000
       Secretary

----------

(1) Other compensation indicated in the above table consists of car and expense allowances and medical and disability insurance.

OPTION GRANTS IN FISCAL 2003.

         The following table sets forth information regarding stock options granted to the Named Executive Officers during the fiscal year ended December 31, 2003. This information includes hypothetical potential gains from stock options granted in fiscal 2003. These hypothetical gains are based entirely on assumed annual growth rates of 5% and 10% in the value of our common stock price over the 10-year life of the stock options granted in fiscal 2003. These assumed rates of growth were selected by the Securities and Exchange Commission for illustrative purposes only and are not intended to predict future stock prices, which will depend upon market conditions and our future performance and prospects.

                          OPTION GRANTS IN FISCAL 2003
                                     PERCENT OF
                                       TOTAL
                                      OPTIONS                                     POTENTIAL
                        NUMBER OF    GRANTED TO                                REALIZABLE VALUE
                       SECURITIES     EMPLOYEES    EXERCISE                       AT ASSUMED
                       UNDERLYING        IN        OR BASE                   RATE OF STOCK PRICE
                         OPTIONS       FISCAL      PRICE PER   EXPIRATION      APPRECIATION FOR
NAME                     GRANTED       YEAR(1)     SHARE(2)       DATE          OPTION TERM(3)
----                   -----------   ----------    --------   -----------    --------------------
                                                                                 5%         10%
                                                                                 --         ---
Colin Dyne..........   100,00(4)       19.6%        $ 3.50      12/31/13     $ 220,113  $ 557,810
Jonathan Burstein...    35,00(5)        6.9           3.50      12/31/13        77,040    195,233
Ronda Ferguson......    25,00(5)        4.9           3.50      12/31/13        55,028    139,452
Jonathan Markiles...        --           --             --            --            --         --

----------

(1) We granted options covering an aggregate of 510,000 shares of common stock to employees during the fiscal year ended December 31, 2003.
(2) The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares, subject to various conditions.
(3) The potential realizable value is based on the assumption that the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the option term. These amounts are calculated pursuant to applicable requirements of the SEC and do not represent a forecast of the future appreciation of the Common Stock.
(4)      These options vested immediately upon the date of the grant.
(5) These options vest quarterly over a one-year period beginning on the date of grant.

AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL YEAR AND FISCAL  YEAR-END  OPTION
VALUES.

         The following table sets forth, for each of the Named Executive Officers, certain information regarding the number of shares of common stock underlying stock options held at fiscal year-end and the value of options held at fiscal year-end based upon the last reported sales price of the underlying securities on the American Stock Exchange ($4.49 per share) on December 31, 2003, the last trading day during 2003, as reported by the American Stock Exchange. No options were exercised by the Named Executive Officers during fiscal 2003.

       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                 OPTION VALUES

                       SHARES                    NUMBER OF SECURITIES
                      ACQUIRED                  UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                         ON        VALUE             OPTIONS AT                IN-THE-MONEY OPTIONS AT
                      EXERCISE    REALIZED        DECEMBER 31, 2003               DECEMBER 31, 2003
------------------    --------    --------    ---------------------------    ---------------------------
NAME                                          EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----                                          -----------   -------------    -----------   -------------

Colin Dyne .......       --        $ --         535,000            --          $ 299,838      $     --
Jonathan Burstein.       --          --         166,250         8,750            177,888         8,663
Ronda Ferguson....       --          --         108,750         6,250             76,663         6,188
Jonathan Markiles.       --          --          80,000            --             81,163            --


EMPLOYMENT CONTRACTS.

         None of the Named Executive Officers have employment agreements with the Company and their employment may be terminated at any time.

STOCK INCENTIVE PLAN.

         The Company adopted the Tag-It Pacific, Inc. 1997 Stock Plan (the "1997 Plan") in October 1997. The purpose of the 1997 Plan is to provide incentives and rewards to selected eligible directors, officers, employees and consultants of the Company or its subsidiaries in order to assist the Company and its subsidiaries in attracting, retaining and motivating those persons by providing for or increasing the proprietary interests of those persons in the Company, and by associating their interests in the Company with those of the Company's stockholders. Currently, the maximum number of shares of common stock that may be issued pursuant to awards granted under the 1997 Plan is 2,577,500, subject to certain adjustments to prevent dilution. Any shares of common stock subject to an award which for any reason expires or terminates unexercised are again available for issuance under the 1997 Plan.

         The 1997 Plan authorizes its administrator to enter into any type of arrangement with an eligible participant that, by its terms, involves or might involve the issuance of (1) shares of common stock, (2) an option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege at a price related to the common stock, or (3) any other security or benefit with a value derived from the value of the common stock. Any stock option granted may be an incentive stock option within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or a nonqualified stock option. The 1997 Plan currently is administered by the Compensation Committee of the Board of Directors of the Company. Subject to the provisions of the 1997 Plan, the Compensation Committee will have full and final authority to select the executives and other employees to whom awards will be granted thereunder, to grant the awards and to determine the terms and conditions of the awards and the number of shares to be issued pursuant thereto. No participant may receive awards representing more than 25% of the aggregate number of shares of common stock that may be issued pursuant to all awards under the 1997 Plan.

         As of December 31, 2003, 599,500 shares of common stock remained available for grant of awards to eligible participants under the 1997 Plan.

                        REPORT OF COMPENSATION COMMITTEE

         The Compensation Committee is charged with the responsibility of administering all aspects of the Company's executive compensation programs. The committee, which currently is comprised of two independent, non-employee directors, also grants all stock options and otherwise administers the 1997 Plan. In connection with its deliberations, the committee seeks, and is significantly influenced by, the views of the Chief Executive Officer with respect to appropriate compensation levels of the other officers.

         TOTAL  COMPENSATION.  It  is  the  philosophy  of  the  committee  that executive compensation should be structured to provide an appropriate relationship between executive compensation and performance of the Company and the share price of the common stock, as well as to attract, motivate and retain executives of outstanding abilities and experience. The principal elements of total compensation paid to executives of the Company are as follows:

         BASE SALARY. Base salaries are negotiated at the commencement of an executive's employment with the Company, and are designed to reflect the position, duties and responsibilities of each executive officer, the cost of living in the area in which the officer is located, and the market for base salaries of similarly situated executives at other companies engaged in businesses similar to that of the Company. Base salaries may be annually adjusted in the sole discretion of the committee to reflect changes in any of the foregoing factors.

         STOCK INCENTIVE PLAN OPTIONS AND AWARDS. Under the 1997 Plan, the committee is authorized to grant any type of award which might involve the issuance of shares of common stock, options, warrants, convertible securities, stock appreciation rights or similar rights or any other securities or benefits with a value derived from the value of the common stock. The number of options granted to an individual is based upon a number of factors, including his or her position, salary and performance, and the overall performance and stock price of the Company.

         ANNUAL INCENTIVES. The committee believes that executive compensation should be determined with specific reference to the Company's overall performance and goals, as well as the performance and goals of the division or function over which each individual executive has primary responsibility. In this regard, the committee considers both quantitative and qualitative factors. Quantitative items used by the committee in analyzing the Company's performance include sales and sales growth, results of operations and an analysis of actual levels of operating results and sales to budgeted amounts. Qualitative factors include the committee's assessment of such matters as the enhancement of the Company's image and reputation, expansion into new markets, and the development and success of new strategic relationships and new marketing opportunities.

         DETERMINATION OF CHIEF EXECUTIVE OFFICER'S COMPENSATION. The committee believes that the Chief Executive Officer's compensation should be determined with specific reference to the Company's overall performance and goals applying the same quantitative and qualitative factors with which it determines the annual incentives of its other executive officers. The committee set the base salary for the Chief Executive Officer for the fiscal year 2003 at a level which is designed to provide the Chief Executive Officer with a salary which is competitive with salaries paid to chief executive officers of similarly-sized companies in the industry and commensurate with the Chief Executive Officer's experience.

         OMNIBUS BUDGET RECONCILIATION ACT IMPLICATIONS FOR EXECUTIVE COMPENSATION. Effective January 1, 1994, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), a public company generally will not be entitled to a deduction for non-performance-based compensation paid to certain executive officers to the extent such compensation exceeds $1.0 million. Special rules apply for "performance-based" compensation, including the approval of the performance goals by the stockholders of the Company.

         All compensation paid to the Company's employees in fiscal 2003 will be fully deductible. With respect to compensation to be paid to executives in 2004 and future years, in certain instances such compensation may exceed $1.0 million. However, in order to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy that all compensation must be deductible.

                                            Compensation Committee:

                                                     Kevin Bermeister
                                                     Brent Cohen

                            REPORT OF AUDIT COMMITTEE

         The audit committee of the Board of Directors, which consists of three independent directors, as that term is defined in Section 121(A) of the listing standards of the American Stock Exchange, has furnished the report set forth below:

         The audit committee assists the Board in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the audit committee are set forth in a written charter adopted by the Board. The audit committee reviews and reassesses the charter annually and recommends any changes to the Board for approval.

         The audit committee is responsible for overseeing the Company's overall
financial  reporting  process.  In  fulfilling  its   responsibilities  for  the
financial statements for fiscal year 2003, the audit committee:

   - Reviewed and discussed the audited financial statements for the year ended December 31, 2003 with management and BDO Seidman, LLP ("BDO"), the Company's independent auditors;

   - Discussed with BDO the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit;

   - Received   written   disclosures  and  a  letter  from  BDO  regarding  its
     independence as required by Independence Standards Board Standard No. 1. The audit committee discussed with BDO their independence; and

   - Based on its review of the audited financial statements and discussions with management and BDO, recommended to the Board that the audited financial statements be included in the Company"s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

         The audit committee also considered the status of pending litigation and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

         AUDIT FEES - The aggregate fees billed by BDO for professional services rendered for the audit of our annual financial statements and review of our financial statements included in our Forms 10-Q or services that are normally provided in connection with statutory and regulatory filings, were $120,500 for fiscal year 2003 and $109,000 for fiscal year 2002.

         AUDIT-RELATED FEES - The aggregate fees billed by BDO for professional services rendered for assurance and related services reasonably related to the performance of the audit or review of our financial statements (other than those reported above) for fiscal years 2003 and 2002 were $16,604 and $5,112, respectively.

         TAX FEES - The aggregate fees billed by BDO for professional services rendered for tax compliance, tax advice and tax planning were $36,918 for fiscal year 2003. The aggregate fees billed by Grant Thornton for professional services rendered for tax compliance, tax advice and tax planning were $29,880 for fiscal year 2002.

         ALL OTHER FEES - There were no fees billed by BDO or Grant Thornton for services rendered to the Company other than the services described above under "Audit Fees," "Audit-Related Fees" and "Tax Fees"

         The audit committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

                                            Audit Committee:

                                                         Kevin Bermeister
                                                         Brent Cohen
                                                         Michael Katz

                                PERFORMANCE GRAPH

         The following graph sets forth the percentage change in cumulative total stockholder return of the common stock of the Company during the period from December 31, 1998 to December 31, 2003, compared with the cumulative returns of the American Stock Exchange Market Value (U.S. & Foreign) Index and The Dow Jones US Textiles & Apparel Index. The comparison assumes $100 was invested on December 31, 1998 in the common stock of the Company and in each of the foregoing indices. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                          [PERFORMANCE GRAPH OMITTED]






                                                      Cumulative Total Return
                       ----------------------------------------------------------------------------------------
                       December 31,   December 31,   December 31,    December 31,   December 31,   December 31,
                          1998            1999           2000            2001           2002           2003
                       ----------------------------------------------------------------------------------------
Tag-It Pacific, Inc.     100.00        128.57          92.87           90.29          82.97         102.63
AMEX  Market Value
  (U.S. & Foreign)       100.00        169.96         141.55          122.47         103.02         144.90
Dow Jones US Textiles
  & Apparel              100.00         97.34         118.29          119.30         111.18         149.61

           CERTAIN TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

         Except as disclosed in this Proxy Statement, neither the nominees for election as directors of the Company, the directors or senior officers of the Company, nor any stockholder owning more than five percent of the issued shares of the Company, nor any of their respective associates or affiliates, had any material interest, direct or indirect, in any material transaction to which the Company was a party during fiscal 2003, or which is presently proposed.

TRANSACTIONS INVOLVING OUR OFFICERS, DIRECTORS, OR THEIR IMMEDIATE FAMILY AND AFFILIATES.

         Pursuant to a consulting agreement, we paid $137,000 in consulting fees to Diversified Consulting, LLC, a company owned by Audrey Dyne, mother of Colin Dyne and Mark Dyne, for the year ended December 31, 2003. We also paid $41,300 in consulting fees to Kevin Bermeister, a director, for the year ended December 31, 2003. In addition, we paid $20,000 in transportation fees to a company owned in part by Mark Dyne, our Chairman during the year ended December 31, 2003.

         As of December 31, 2003, we were indebted to Monto Holdings Pty. Ltd. in the aggregate amount of $60,919. Mark Dyne, our Chairman, holds a significant equity interest in Monto Holdings Pty. Ltd. Kevin Bermeister, one of our directors, also holds an equity interest in Monto Holdings Pty. Ltd. The loans from Monto Holdings Pty. Ltd. are all evidenced by promissory notes and are due and payable on the fifteenth day following the date on which the holder of the promissory note makes written demand for payment.

         Mark Dyne loaned us $160,000 in August 1999 and $15,000 in January 1999. This indebtedness is evidenced by unsecured promissory notes, dated August 17, 1999 and January 31, 1999, which are due and payable on demand and bear interest at a rate of 7.0% and 7.5% per annum. During the year ended December 31, 2000, we repaid $95,205 to Mr. Dyne. In October 2000, Mark Dyne loaned us a further $500,000. This indebtedness is evidenced by a convertible secured subordinated promissory note, dated October 4, 2000, which is due and payable on demand, bears interest at a rate of 11.0% per annum and convertible at the election of the holder into our common stock at a price of $4.50 per share. At December 31, 2003, we were indebted to Mr. Dyne in the aggregate amount of $579,795.

         As of December 31, 2003, Colin Dyne was indebted to Tag-It, Inc. as part of a series of loans in the aggregate amount of $687,076, including accrued interest. A portion of this indebtedness is evidenced by a promissory note, dated August 31, 1997, in the principal amount of $71,542 and a promissory note, dated October 15, 1997, in the principal amount of $6,089. Both promissory notes are due and payable on demand and bear interest at a rate of 7.5% per annum. The remaining indebtedness is due and payable on demand and bears interest at 8.5% and prime. In addition to these two promissory notes, Colin Dyne loaned the Company $185,000 in December 2000. The note payable is unsecured, bears interest at a rate of 8.5% and is due on demand. The aggregate net amount due from Mr. at December 31, 2003 amounted to $441,026.

         We previously reported that Jonathan Burstein, Director and Vice President of Operations, was indebted to Tag-It, Inc. in the aggregate amount of $99,597. This indebtedness was adjusted for at the approval of the Board of Directors during the year ended December 31, 2003, resulting in no further obligations due from Mr. Burstein.

         On October 4, 2002, we entered into a note payable agreement with Harris Toibb, the beneficial owner of approximately 7.0% of our common stock at March 19, 2004, in the amount of $500,000 to fund additional working capital requirements. The note payable was unsecured, due on demand, accrued interest at 4% and was subordinated to UPS Capital. This note was re-paid on February 28, 2003.

TRANSACTIONS INVOLVING STRATEGIC RELATIONSHIPS WITH CUSTOMERS AND SUPPLIERS.

         In October 1998, KG Investment, LLC, a Los Angeles-based private investment company, purchased 2,390,000 restricted shares of our common stock for an aggregate price of $2,688,750. KG Investment, LLC is affiliated with our largest customer, Tarrant Apparel Group and its affiliate, because the owners of KG Investment, LLC are Gerard Guez, Chairman of the Board and Chief Executive Officer and a significant stockholder of Tarrant Apparel Group, and Todd Kay, Vice Chairman of the Board and a significant stockholder of Tarrant Apparel Group.

         In connection with this investment, KG Investment, LLC agreed not to dispose of its shares of common stock before October 16, 2000, except to affiliated parties, without our prior written consent. After October 16, 2000, KG Investment, LLC may sell or transfer any of the shares in accordance with applicable law; provided that we have an assignable right of first refusal to purchase the shares upon the same or economically equivalent terms and conditions, if the sale is not made in accordance with the volume restrictions of Rule 144 under the Securities Act of 1933 or in connection with a public offering initiated by us. We granted KG Investment, LLC piggyback registration rights which entitles it to sell its shares of common stock in a registered public offering in the same proportion as shares of common stock sold in the same offering by any of Colin Dyne, Mark Dyne, the Estate of Harold Dyne, Larry Dyne or Jonathan Burstein. KG Investment, LLC transferred its shares to Gerard Guez and Todd Kay and, as of March 19, 2004, they each own 5.6% of our common stock or 1,005,000 shares.

         On December 22, 2000, we entered into an exclusive supply agreement with Azteca Production International, Inc., AZT International SA D RL, and Commerce Investment Group, LLC. Pursuant to this supply agreement we provide all trim-related products for certain programs manufactured by Azteca Production International. The agreement provides for a minimum aggregate total of $10,000,000 in annual purchases by Azteca Production International and its affiliates during each year of the three-year term of the agreement, if and to the extent, we are able to provide trim products on a basis that is competitive in terms of price and quality. Under the terms of the supply agreement, we issued 1,000,000 shares of restricted common stock to Commerce Investment Group, LLC. The shares of restricted stock were issued at the market price of our stock at the time of issuance.

         Total sales to Tarrant and Azteca and their affiliates for the year ended December 31, 2003 amounted to approximately $25,883,000. As of December 31, 2003, accounts receivable related parties included approximately $11,721,000 due from Tarrant and Azteca and their affiliates. Terms are net 60 days. Transportation fees paid to a company that has common ownership with Azteca for the year ended December 31, 2003 amounted to $210,000.

         In accordance with the series C preferred stock purchase agreement entered into by the Company and Coats North America Consolidated, Inc., an affiliate of Coats, plc, on September 20, 2001, 759,494 shares of series C convertible redeemable preferred stock were issued to Coats North America Consolidated, Inc. in exchange for an equity investment from Coats North America Consolidated of $3 million cash. Pursuant to the series C preferred stock purchase agreement, and for so long as Coats held 66 2/3% of the shares of the series C preferred stock, the Company agreed to use commercially reasonable efforts to cause a representative designated by Coats to be nominated to serve as a director of our company. In connection with the series C preferred stock purchase agreement, the Company also entered into a 10-year co-marketing and supply agreement with Coats that provides for selected introductions into Coats' customer base and the Company's trim packages will exclusively offer thread manufactured by Coats. Total purchases from Coats for the year ended December 31, 2003 amounted to approximately $7,764,000. On February 25, 2004, the holders of the series C preferred stock converted all 759,494 shares of Series C Preferred Stock, plus $458,707 of accrued dividends, into 700,144 shares of our common stock. The shares were subsequently sold to an unrelated party.

ITEM 2:  PROPOSAL TO AMEND THE 1997 STOCK PLAN
--------------------------------------------------------------------------------

         GENERAL.

         The Board of Directors has approved an amendment (the "Plan Amendment") to the Tag-It Pacific, Inc. 1997 Stock Plan to increase the number of shares of common stock available for issuance under the 1997 Plan from 2,577,500 shares to 3,077,500 shares. The 1997 Plan is attached hereto as Appendix C. The Plan Amendment is being submitted to the Company's stockholders for approval.

         The Board of Directors approved the Plan Amendment to ensure that a sufficient number of shares of common stock are available for issuance under the 1997 Plan. At March 19, 2004, 599,500 shares remained available for grants of awards under the 1997 Plan. The Board of Directors believes that the ability to grant stock-based awards is important to the future success of the Company. The grant of stock options and other stock-based awards can motivate high levels of performance and provide an effective means of recognizing employee contributions to the success of the Company. In addition, stock-based compensation can be valuable in recruiting and retaining highly qualified technical and other key personnel who are in great demand as well as rewarding and providing incentives to our current employees. The increase in the number of shares available for awards under the 1997 Plan will enable the Company to continue to realize the benefits of granting stock-based compensation.

         At March 30, 2004, the last reported sales price of the common stock on the American Stock Exchange was $6.00 per share.

SUMMARY OF THE 1997 PLAN.

         PURPOSE. The purpose of the 1997 Plan is to provide incentives and rewards to selected eligible directors, officers, employees and consultants of the Company or its subsidiaries in order to assist the Company and its subsidiaries in attracting, retaining and motivating those persons by providing for or increasing the proprietary interests of those persons in the Company, and by associating their interests in the Company with those of the Company's stockholders.

         ADMINISTRATION. The 1997 Plan may be administered by the Board of Directors, or a committee of two or more directors appointed by the Board of Directors whose members serve at the pleasure of the Board. The 1997 Plan currently is administered by the Compensation Committee of the Board of Directors. The party administering the 1997 Plan is referred to as the "Administrator." Subject to the provisions of the 1997 Plan, the Administrator has full and final authority to (i) select from among eligible directors, officers, employees and consultants, those persons to be granted awards under the 1997 Plan, (ii) determine the type, size and terms of individual awards to be made to each person selected, (iii) determine the time when awards will be granted and to establish objectives and conditions (including, without limitation, vesting and performance conditions), if any, for earning awards,
(iv) amend the terms or conditions of any outstanding award, subject to applicable legal restrictions and to the consent of the other party to such award, (v) to determine the duration and purpose of leaves of absences which may be granted to holders of awards without constituting termination of their employment, (vi) authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the 1997 Plan, (vii) by resolution adopted by the Board, to authorize one or more officers of the Company to designate eligible employees of the Company or any of its subsidiaries to be recipients of awards and/or determine the number of such awards to be received by such employees, provided that the resolution so authorizing such officer or officers shall specify the total number of awards such officer or officers may award, and (viii) make any and all other determinations which the Administrator determines to be necessary or advisable in the administration of the 1997 Plan. The Administrator has full power and authority to administer and interpret the 1997 Plan and to adopt, amend and revoke such rules, regulations, agreements, guidelines and instruments for the administration of the 1997 Plan and for the conduct of its business as the Administrator deems necessary or advisable.

         ELIGIBILITY. Any person who is a director, officer, employee or consultant of the Company, or any of its subsidiaries (a "Participant"), is eligible to be considered for the grant of awards under the 1997 Plan. No Participant may receive awards representing more than 25% of the aggregate number of shares of common stock that may be issued pursuant to all awards under the 1997 Plan. At March 19, 2004, approximately 193 officers, directors and employees of the Company were eligible to receive awards under the 1997 Plan.

         TYPES OF AWARDS. Awards authorized under the 1997 Plan may consist of any type of arrangement with a Participant that, by its terms, involves or might involve or be made with reference to the issuance of shares of the Company's common stock, or a derivative security with an exercise or conversion price related to the common stock or with a value derived from the value of the common stock. Awards are not restricted to any specified form or structure and may include sales, bonuses and other transfers of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock or securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, or any other type of award which the Administrator shall determine is consistent with the objectives and limitations of the 1997 Plan. An award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

         CONSIDERATION. The common stock or other property underlying an award may be issued for any lawful consideration as determined by the Administrator, including, without limitation, a cash payment, services rendered, or the cancellation of indebtedness. An award may provide for a purchase price of the common stock or other property at a value less than the fair market value of the common stock or other property on the date of grant. In addition, an award may permit the recipient to pay the purchase price of the common stock or other property or to pay such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by delivering previously owned shares of capital stock of the Company or other property, or by reducing the number of shares of common stock or the amount of other property otherwise issuable pursuant to such award.

         TERMINATION OF AWARDS. All awards granted under the 1997 Plan expire ten years from the date of grant, or such shorter period as is determined by the Administrator. No option is exercisable by any person after such expiration. If an award expires, terminates or is canceled, the shares of common stock not purchased thereunder shall again be available for issuance under the 1997 Plan.

         AMENDMENT AND TERMINATION OF THE 1997 PLAN. The Administrator may amend the 1997 Plan at any time, may suspend it from time to time or may terminate it without approval of the stockholders; provided, however, that stockholder approval is required for any amendment which materially increases the number of shares for which awards may be granted, materially modifies the requirements of eligibility, or materially increases the benefits which may accrue to recipients of awards under the 1997 Plan. However, no such action by the Board of Directors or stockholders may unilaterally alter or impair any award previously granted under the 1997 Plan without the consent of the recipient of the award. In any event, the 1997 Plan shall terminate on October 1, 2007 (ten years following the date it was approved by the Company's stockholders) unless sooner terminated by action of the Board of Directors.

         EFFECT OF SECTION 16(B) OF THE SECURITIES EXCHANGE ACT OF 1934. The acquisition and disposition of common stock by officers, directors and more than 10% stockholders of the Company ("Insiders") pursuant to awards granted to them under the 1997 Plan may be subject to Section 16(b) of the Securities Exchange Act of 1934. Pursuant to Section 16(b), a purchase of common stock by an Insider within six months before or after a sale of common stock by the Insider could result in recovery by the Company of all or a portion of any amount by which the sale proceeds exceed the purchase price. Insiders are required to file reports of changes in beneficial ownership under Section 16(a) of the Securities Exchange Act of 1934 upon acquisitions and dispositions of shares. Rule 16b-3 provides an exemption from Section 16(b) liability for certain transactions pursuant to certain employee benefit plans. The 1997 Plan is designed to comply with Rule 16b-3.

         FEDERAL INCOME TAX CONSEQUENCES FOR STOCK OPTIONS.

         As of March 30, 2004, the only type of award granted by the Company under the 1997 Plan has been stock options. The following is a general discussion of the principal United States federal income tax consequences of both "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Stock Options") and non-statutory stock options ("Non-statutory Stock Options") based upon the United States Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder, all of which are subject to modification at any time. The 1997 Plan does not constitute a qualified retirement plan under Section 401(a) of the Code (which generally covers trusts forming part of a stock bonus, pension or profit-sharing plan funded by employer and/or employee contributions which are designed to provide retirement benefits to participants under certain circumstances) and is not subject to the Employee Retirement Income Security Act of 1974 (the pension reform law which regulates most types of privately funded pension, profit sharing and other employee benefit plans).

         CONSEQUENCES TO EMPLOYEES: INCENTIVE STOCK OPTIONS. No income is recognized for federal income tax purposes by an optionee at the time an Incentive Stock Option is granted, and, except as discussed below, no income is recognized by an optionee upon his or her exercise of an Incentive Stock Option. If the optionee makes no disposition of the common stock received upon exercise within two years from the date such option was granted or one year from the date such option is exercised (the "ISO Holding Period Requirements"), the optionee will recognize long-term capital gain or loss when he or she disposes of his or her common stock. Such gain or loss generally will be measured by the difference between the exercise price of the option and the amount received for the common stock at the time of disposition.

         If the optionee disposes of the common stock acquired upon exercise of an Incentive Stock Option without satisfying the ISO Holding Period Requirements, any amount realized from such "disqualifying disposition" will be taxed at ordinary income tax rates in the year of disposition to the extent that
(i) the lesser of (a) the fair market value of the shares of common stock on the date the Incentive Stock Option was exercised or (b) the fair market value of such shares at the time of such disposition exceeds (ii) the Incentive Stock Option exercise price. Any amount realized upon disposition in excess of the fair market value of the shares of common stock on the date of exercise will be treated as long-term or short-term capital gain depending upon the length of time the shares have been held.

         The use of stock acquired through exercise of an Incentive Stock Option
to  exercise  an  Incentive   Stock  Option  will   constitute  a  disqualifying
disposition if the ISO Holding Period Requirements have not been satisfied.

         For alternative minimum tax purposes, the excess of the fair market value of the shares of common stock as of the date of exercise over the exercise price of the Incentive Stock Option is included in computing that year's alternative minimum taxable income. However, if the shares of common stock are disposed of in the same year, the maximum alternative minimum taxable income with respect to those shares is the gain on disposition of the shares. There is no alternative minimum taxable income from a disqualifying disposition in subsequent years.

         CONSEQUENCES TO EMPLOYEES: NON-STATUTORY STOCK OPTIONS. No income generally is recognized by a holder of Non-statutory Stock Options at the time Non-statutory Stock Options are granted under the 1997 Plan. In general, at the time shares of common stock are issued to a holder pursuant to the exercise of Non-statutory Stock Options, the holder will recognize ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the exercise price.

         A holder will recognize gain or loss on the subsequent sale of common stock acquired upon exercise of Non-statutory Stock Options in an amount equal to the difference between the sales price and the tax basis of the common stock, which will include the exercise price paid plus the amount included in the holder's income by reason of the exercise of the Non-statutory Stock Options. Provided the shares of common stock are held as a capital asset, any gain or loss resulting from a subsequent sale will be short-term or long-term capital gain or loss depending upon the length of time the shares have been held.

         CONSEQUENCES TO THE COMPANY: INCENTIVE STOCK OPTIONS. The Company will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an Incentive Stock Option. There are also no federal income tax consequences to the Company as a result of the disposition of common stock acquired upon exercise of an Incentive Stock Option if the disposition is not a "disqualifying disposition." At the time of a disqualifying disposition by an optionee, the Company will be entitled to a deduction for the amount received by the optionee to the extent that such amount is taxable to the optionee at ordinary income tax rates.

         CONSEQUENCES TO THE COMPANY: NON-STATUTORY STOCK OPTIONS. Generally, the Company will be entitled to a deduction for federal income tax purposes in the Company's taxable year in which the optionee's taxable year of income inclusion ends and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of Non-statutory Stock Options.

EQUITY COMPENSATION PLAN INFORMATION.

         The following table sets forth certain information as of December 31, 2003 regarding equity compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance:

                                                                                    NUMBER OF SECURITIES
                                   NUMBER OF SECURITIES TO     WEIGHTED-AVERAGE      REMAINING AVAILABLE
                                   BE ISSUED UPON EXERCISE    EXERCISE PRICE OF      FOR FUTURE ISSUANCE
                                   OF OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,       UNDER EQUITY
                                     WARRANTS AND RIGHTS     WARRANTS AND RIGHTS     COMPENSATION PLANS
                                   -----------------------   --------------------   --------------------
Equity compensation plans
approved by security holders.....         1,978,000                 $3.55                  599,500
Equity compensation plans not
approved by security holders.....         1,277,885                 $4.58                        -
                                   -----------------------                          --------------------
   Total.........................         3,255,885                 $3.95                  599,500
                                   =======================                          ====================

         See Note 12 to the Consolidated Financial Statements in Item 8 of the Company's Annual Report on Form 10-K filed for the fiscal year ended December 31, 2003 for information regarding the material features of the above plans. Warrants issued pursuant to equity compensation plans not approved by security holders are summarized as follows:

         o 20,000 warrants issued for services in 2001, are exercisable at $5.00 per share and expire in July 2004.

         o 5,000 warrants issued for services in 2001, are exercisable at $4.57 per share and expire in July 2004.

         o 10,000 warrants issued for services in 2001, are exercisable at $3.65 per share and expire in August 2004.

         o 39,235 warrants issued for services in 1997, are exercisable at $0.71 per share and expire in December 2007.

         o 172,500 warrants issued for services in 2003, are exercisable at $5.06 per share and expire in May 2008.

         o 572,818 warrants issued for services in 2003, are exercisable at $4.74 per share and expire in December 2008.

         o 229,166 warrants issued in conjunction with private placement transaction in 2001 and 2002, are exercisable at $4.34 per share and expire at various date through February 2007.

         o 229,166 warrants issued in conjunction with private placement transaction in 2001 and 2002, are exercisable at $4.73 per share and expire at various date through February 2007.

         Each of the above plans provides that the number of shares with respect to which options and warrants may be granted, and the number of shares of Common Stock subject to an outstanding option or warrant, shall be proportionately adjusted in the event of subdivisions or consolidation of shares or the payment of a stock dividend on Common Stock.

REQUIRED VOTE.

         The approval of the Plan Amendment requires the affirmative vote of a majority of the votes cast by the holders of shares of the Company's common stock present or represented and entitled to vote on this matter at the Annual Meeting. An abstention will be counted toward the tabulation of votes cast and will have the same effect as a vote against the proposal. A broker non-vote, however, will not be treated as a vote cast for or against approval of the proposal.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE PLAN AMENDMENT.

                             PRINCIPAL STOCKHOLDERS

         The following table presents information regarding the beneficial ownership of our common stock as of March 19, 2004:

         o each person who is known to us to be the beneficial owner of more than 5% of our outstanding common stock;

         o        each of our directors;

         o        the Named Executive Officers; and

         o        all of our directors and executive officers as a group

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Shares of common stock under warrants or options currently exercisable or exercisable within 60 days of the date of this information are deemed outstanding for purposes of computing the percentage ownership of the person holding such warrants or options but are not deemed outstanding for computing the percentage ownership of any other person. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding at March 19, 2004. Unless otherwise indicated, the persons named in this table have sole voting and sole investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

         The address of each person listed is in our care, at 21900 Burbank Boulevard, Suite 270, Woodland Hills, California 91367, unless otherwise set forth below such person's name.

                                                    NUMBER OF
NAME OF BENEFICIAL OWNER                         SHARES OF CLASS       PERCENT
--------------------------------------------     ---------------       -------

DIRECTORS:
---------
Colin Dyne (1)..............................          1,792,580          9.7%
Mark Dyne (2)...............................          1,090,512          5.9%
Kevin Bermeister (3)........................            222,117          1.2%
Jonathan Burstein (4).......................            270,788          1.5%
Brent Cohen (5).............................             70,000             *
Michael Katz (6)............................             50,000             *
G. Maxwell Perks............................                  -             *

NON-DIRECTOR NAMED EXECUTIVE OFFICERS:
-------------------------------------
Jonathan Markiles (7) ......................            133,248             *
Ronda Ferguson (8) .........................            115,000             *

5% HOLDERS:
----------
Gerard Guez
3151 East Washington Blvd.
Los Angeles, CA  90023......................          1,005,000          5.6%

Todd Kay
3151 East Washington Blvd.
Los Angeles, CA  90023......................          1,005,000          5.6%

Harris Toibb
307 21st Street
Santa Monica, CA  90402 (9).................          1,290,498          7.0%

The Pinnacle Fund, L.P.
4965 Preston Park Blvd., Suite 240
Plano, Texas 75093..........................          1,251,200          6.9%

Southwell Partners, L.P.
1901 North Akard, 2nd Floor
Dallas, TX 75201............................          1,000,000          5.5%

Pequot Inc.
500 Nyala Farm Road
Westport, CT 06880..........................            909,900          5.0%

Directors and executive officers as a group
(9 persons) (10) ...........................          3,744,245         19.1%

* Less than one percent.

(1) Includes 535,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable and 350,000 shares of common stock owned by Commerce Investment Group, LLC and 250,000 shares of common stock held in trust, all of which are voted by Colin Dyne pursuant to a voting agreement.
(2) Includes 268,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable, 83,334 shares of common stock reserved for issuance upon exercise of warrants which currently are exercisable and 111,111 shares of common stock reserved for issuance upon conversion of debt which is currently convertible.
(3) Includes 65,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable.
(4) Includes 175,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable.
(5) Consists of 70,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable.
(6) Consists of 50,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable.
(7) Includes 80,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable and 39,235 shares of common stock reserved for issuance upon exercise of warrants which currently are exercisable.
(8) Consists of 115,000 shares of common stock reserved for issuance upon exercise of stock options which are currently exercisable.
(9) Includes 333,332 shares of common stock reserved for issuance upon exercise of warrants which are currently exercisable.
(10) Includes 1,358,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable, 350,000 shares of common stock owned by Commerce Investment Group, LLC and 250,000 shares of common stock held by a trust, all of which are voted by Colin Dyne pursuant to a voting agreement, 111,111 shares of common stock reserved for issuance upon conversion of debt which is currently convertible and 122,569 shares of common stock reserved for issuance upon exercise of warrants which currently are exercisable.

         The information as to shares beneficially owned has been individually furnished by the respective directors, named executive officers, and other stockholders of the company, or taken from documents filed with the Securities and Exchange Commission.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater-than-ten percent stockholders are required by Securities and Exchange Commission regulations to furnish the Company with all Section 16(a) forms they file. Based solely on its review of the copies of the forms received by it and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that, during the year ended December 31, 2003, all of the Company's executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements with the exception of the following: G. Maxwell Perks filed a Form 3 on February 12, 2004, which should have been previously reported on or before October 27, 2003.

                              STOCKHOLDER PROPOSALS

         Any stockholder who intends to present a proposal at the 2005 Annual Meeting of stockholders for inclusion in the Company's Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to the Company at its principal executive offices by December 15, 2004. In addition, in the event a stockholder proposal is not received by the Company by February 28, 2005, the Proxy to be solicited by the Board of Directors for the 2005 Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares if the proposal is presented at the 2005 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.


         SEC rules and regulations provide that if the date of the Company's 2005 Annual Meeting is advanced or delayed more than 30 days from the date of the 2004 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2005 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2005 Annual Meeting. Upon determination by the Company that the date of the 2005 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2004 Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-Q.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         BDO Seidman, LLP, independent public accountants, were selected by the Board of Directors to serve as independent public accountants of the Company for fiscal 2003 and have been selected by the Board of Directors to serve as independent auditors for fiscal 2004. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting, and will be afforded the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

                             SOLICITATION OF PROXIES

         It is expected that the solicitation of Proxies will be by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise.

                           ANNUAL REPORT ON FORM 10-K

         THE COMPANY'S ANNUAL REPORT ON FORM 10-K, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2003, WILL BE MADE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO RONDA FERGUSON, CHIEF FINANCIAL OFFICER, TAG-IT PACIFIC, INC., 21900 BURBANK BOULEVARD, SUITE 270, WOODLAND HILLS, CALIFORNIA 91367.

                                            ON BEHALF OF THE BOARD OF DIRECTORS

                                            /s/ Ronda Ferguson
                                            --------------------------
                                            Ronda Ferguson
                                            Chief Financial Officer

Tag-It Pacific, Inc.,
21900 Burbank Boulevard, Suite 270,
Woodland Hills, California 91367

April 5, 2004

                                  APPENDIX "A"

                               AMENDED & RESTATED
                         CHARTER OF THE AUDIT COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                              TAG-IT PACIFIC, INC.

         This Charter identifies the purpose, composition, meeting requirements, committee responsibilities, annual evaluation procedures and investigations and studies of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Tag-It Pacific, Inc., a Delaware corporation (the "Company").

I.       PURPOSE

         The Committee has been established to: (a) assist the Board in its oversight responsibilities regarding (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independent accountant's qualifications and independence and (4) the performance of the Company's internal audit function; (b) prepare the report of the audit committee required by the United States Securities and Exchange Commission (the "SEC") for inclusion in the Company's annual proxy statement; (c) retain and terminate the Company's independent accountant; (d) approve audit and non-audit services to be performed by the independent accountant; and (e) perform such other functions as the Board may from time to time assign to the Committee. In performing its duties, the Committee shall seek to maintain an effective working relationship with the Board, the independent accountant, the internal auditors and management of the Company.

II.      COMPOSITION

         The Committee shall be composed of at least three, but not more than five, members (including a Chairperson), all of whom shall be "independent directors," as such term is defined in the rules and regulations of the SEC and the American Stock Exchange ("AMEX"). The members of the Committee and the Chairperson shall be selected by the Board and serve at the pleasure of the Board. A Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board. The Board may designate one or more independent directors as alternate members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee. No person may be made a member of the Committee if his or her service on the Committee would violate any restriction on service imposed by any rule or regulation of the SEC or any securities exchange or market on which shares of the common stock of the Company are traded. The Chairperson shall maintain regular communication with the chief executive officer, chief financial officer, the lead partner of the independent accountant and the manager of the internal audit.

         All members of the Committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand financial statements. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

         Except for Board and Committee fees, a member of the Committee shall not be permitted to accept any fees paid directly or indirectly for services as a consultant, legal advisor or financial advisor or any other fees prohibited by the rules of the SEC and AMEX, including Rule 10A-3 promulgated under the Securities Exchange Act of 1934. In addition, no member of the Committee may be an "affiliated person" of the Company or any of its subsidiaries (as such term is defined by the SEC). Members of the Committee may receive their Board and Committee fees in cash, Company stock or options or other in-kind consideration as determined by the Board or the Compensation Committee, as applicable, in addition to all other benefits that other directors of the Company receive. No director may serve on the Committee, without the approval of the Board, if such director simultaneously serves on the audit committee of more than three public companies.

III.     MEETING REQUIREMENTS

         The Committee shall meet as necessary, but at least quarterly, to enable it to fulfill its responsibilities. The Committee shall meet at the call of any member of the Committee, preferably in conjunction with regular Board meetings. The Committee may meet by telephone conference call or by any other means permitted by law or the Company's Bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Without a meeting, the Committee may act by unanimous written consent of all members. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore, in the absence of the Chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.

         The Committee may ask members of management, employees, outside counsel, the independent accountant or others whose advice and counsel are relevant to the issues then being considered by the Committee, to attend any meetings and to provide such pertinent information as the Committee may request.

         The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and reporting the Committee's actions to the Board from time to time (but at least once each year) as requested by the Board.

         As part of its responsibility to foster free and open communication, the Committee should meet periodically with management, the internal auditors and the independent accountant in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee or at least its Chairperson should meet with the independent accountant and management quarterly to review the Company's financial statements prior to their public release consistent with the provisions set forth below in Section IV. The Committee may also meet from time to time with the Company's investment bankers, investor relations professionals and financial analysts who follow the Company.

IV.      COMMITTEE RESPONSIBILITIES

         In carrying out its responsibilities, the Committee's policies and procedures should remain flexible to enable the Committee to react to changes in circumstances and conditions so as to ensure the Company remains in compliance with applicable legal and regulatory requirements. In addition to such other duties as the Board may from time to time assign, the Committee shall have the following responsibilities:

         A.       OVERSIGHT OF THE FINANCIAL REPORTING PROCESSES

                  1. In consultation with the independent accountant and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

                  2. Review and approve all related-party transactions, unless such responsibility has been reserved to the full Board or delegated to another committee of the Board.

                  3. Consider the independent accountant's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting. Consider alternative accounting principles and estimates.

                  4. Annually review major issues regarding the Company's auditing and accounting principles and practices and its presentation of financial statements, including the adequacy of internal controls and special audit steps adopted in light of material internal control deficiencies.

                  5. Discuss with management and legal counsel the status of pending litigation, taxation matters, compliance policies and other areas of oversight applicable to the legal and compliance area as may be appropriate.

                  6. Meet at least annually with the chief financial officer, the internal auditors and the independent accountant in separate executive sessions.

                  7. Review all analyst reports and press articles about the Company's accounting and disclosure practices and principles.

                  8. Review all analyses prepared by management and the independent accountant of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any analysis of the effect of alternative generally accepted accounting principles ("GAAP") methods on the

                           Company's financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

                  9. Review with management and the independent accountant the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

         B.       REVIEW OF DOCUMENTS AND REPORTS

                  1. Review and discuss with management and the independent accountant the Company's annual audited financial statements and quarterly financial statements (including disclosures under the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operation") and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountant, considering, as appropriate, whether the information contained in these documents is consistent with the information contained in the financial statements and whether the independent accountant and legal counsel are satisfied with the disclosure and content of such documents. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including review of audit adjustments (whether or not recorded) and any such other inquires as may be appropriate. Based on the review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited consolidated financial statements in the Company's annual report on Form 10-K.

                  2. Review and discuss with management and the independent accountant earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee need not discuss in advance each earnings release but should generally discuss the types of information to be disclosed and the type of presentation to be made in any earnings release or guidance.

                  3. Review the regular internal reports to management prepared by the internal auditors and management's response thereto.

                  4. Review reports from management, the internal auditors and the independent accountant on the Company's subsidiaries and affiliates, compliance with the Company's code(s) of conduct, applicable law and insider and related party transactions.

                  5. Review with management and the independent accountant any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

                  6. Prepare the report of the audit committee required by the rules of the SEC to be included in the Company's annual proxy statement.

                  7.       Submit the minutes of all  meetings of the  Committee
                           to,  or  discuss  the  matters   discussed   at  each
                           Committee meeting with, the Board.

                  8. Review any restatements of financial statements that have occurred or were recommended. Review the restatements made by other clients of the independent accountant.

         C.       INDEPENDENT ACCOUNTANT MATTERS

                  1. The Committee shall be directly responsible for interviewing and retaining the Company's independent accountant, considering the accounting firm's independence and effectiveness and approving the engagement fees and other compensation to be paid to the independent accountant.

                  2. On an annual basis, the Committee shall evaluate the independent accountant's qualifications, performance and independence. To assist in this undertaking, the Committee shall require the independent accountant to submit a report (which report shall be reviewed by the Committee) describing (a) the independent accountant's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the accounting firm or by any inquiry or investigations by governmental or professional authorities (within the preceding five years) respecting one or more independent audits carried out by the independent accountant, and any steps taken to deal with any such issues and (c) all relationships the independent accountant has with the Company and relevant third parties to determine the independent accountant's independence. In making its determination, the Committee shall consider not only auditing and other traditional accounting functions performed by the independent accountant, but also consulting, legal, information technology services and other professional services rendered by the independent accountant and its affiliates. The Committee shall also consider whether the provision of any of these non-audit services is compatible with the independence standards under the guidelines of the SEC and of the Independence Standards Board.

                  3. Approve in advance any non-audit services to be provided by the independent accountant and adopt policies and procedures for engaging the independent accountant to perform non-audit services.

                  4.       Review  on  an  annual  basis  the   experience   and
                           qualifications of the senior members of the audit team. Discuss the knowledge and experience of the independent accountant and the senior members of the audit team with respect to the Company's industry. The Committee shall ensure the regular rotation of the lead audit partner and audit review partner as required by law and consider whether there should be a periodic rotation of the Company's independent accountant.

                  5.       Review the performance of the independent  accountant
                           and  terminate  the   independent   accountant   when
                           circumstances warrant.

                  6. Establish and periodically review hiring policies for employees or former employees of the independent accountant.

                  7. Review with the independent accountant any problems or difficulties the auditor may have encountered and any "management" or "internal control" letter provided by the independent accountant and the Company's response to that letter. Such review should include:

                           (a) any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information and any disagreements with management;

                           (b) any accounting adjustments that were proposed by the independent accountant that were not agreed to by the Company;

                           (c) communications between the independent accountant and its national office regarding any issues on which it was consulted by the audit team and matters of audit quality and consistency;

                           (d) any changes required in the planned scope of the internal audit; and

                           (e) the responsibilities, budget and staffing of the Company's internal audit function.

                  8.       Communicate with the independent accountant regarding
                           (a) critical accounting policies and practices to be used in preparing the audit report, (b) alternative treatments of financial information within the parameters of GAAP that were discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent accountant,
                           (c) other material written communications between the independent accountant and management of the Company, and (d) such other matters as the SEC and AMEX may direct by rule or regulation.

                  9. Periodically consult with the independent accountant out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

                  10. Oversee the independent accountant relationship by discussing with the independent accountant the nature and rigor of the audit process, receiving and reviewing audit reports and ensuring that the independent accountant has full access to the Committee (and the Board) to report on any and all appropriate matters.

                  11. Discuss with the independent accountant prior to the audit the general planning and staffing of the audit.

                  12.      Obtain  a   representation   from   the   independent
                           accountant   that  Section  10A  of  the   Securities
                           Exchange Act of 1934 has been followed.

         D.       INTERNAL AUDIT CONTROL MATTERS

                  1. Discuss with management policies with respect to risk assessment and risk management. Although it is management's duty to assess and manage the Company's exposure to risk, the Committee should discuss guidelines and policies to govern the process by which risk assessment and management is handled and review the steps management has taken to monitor and control the Company's risk exposure.

                  2. Establish regular and separate systems of reporting to the Committee by each of management, the independent accountant and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

                  3. Following completion of the annual audit, review separately with each of management, the independent accountant and the internal auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

                  4. Review with the independent accountant, the internal auditors and management the extent to which changes or improvements in financial or accounting practices have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

                  5. Advise the Board about the Company's policies and procedures for compliance with applicable laws and regulations and the Company's code(s) of conduct.

                  6.       Establish  procedures  for  receipt,   retention  and
                           treatment of complaints and concerns regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submissions from employees regarding questionable accounting or auditing matters.

                  7. Periodically discuss with the chief executive officer and chief financial officer (a) significant deficiencies in the design or operation of the internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data and (b) any fraud that involves management or other employees who have a significant role in the Company's internal controls.

                  8. Ensure that no officer, director or any person acting under their direction fraudulently influences, coerces, manipulates or misleads the independent accountant for purposes of rendering the Company's financial statements materially misleading.

         E.       EVALUATION OF INTERNAL AUDITORS

                  1.       Review  activities,   organizational   structure  and
                           qualifications of the internal auditors.

                  2. Review and concur in the appointment, replacement, reassignment or dismissal of the manager of internal auditing.

                  3. Consider and review with management and the manager of internal auditing:

                           (a)   significant   findings   during  the  year  and
                           management's responses thereto;

                           (b) any difficulties encountered in the course of internal audits, including any restrictions on the scope of the internal auditors' work or access to required information;

                           (c) any changes required in the planned scope of the internal auditors' audit plan;

                           (d) the internal auditors' budget and staffing; and

                           (e)  the  internal  auditors'   compliance  with  The
                           Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountant.

V.       ANNUAL EVALUATION PROCEDURES

         The Committee shall annually assess its performance to confirm that it is meeting its responsibilities under this Charter. In this review, the Committee shall consider, among other things, (a) the appropriateness of the scope and content of this Charter, (b) the appropriateness of matters presented for information and approval, (c) the sufficiency of time for consideration of agenda items, (d) frequency and length of meetings and (e) the quality of written materials and presentations. The Committee may recommend to the Board such changes to this Charter as the Committee deems appropriate.

VI.      INVESTIGATIONS AND STUDIES

         The Committee shall have the authority and sufficient funding to retain special legal, accounting or other consultants (without seeking Board approval) to advise the Committee. The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities as described herein, and may retain, at the expense of the Company, independent counsel or other consultants necessary to assist the Committee in any such investigations or studies. The Committee shall have sole authority to negotiate and approve the fees and retention terms of such independent counsel or other consultants.

VII.     MISCELLANEOUS

         Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee. The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities. This Charter, and any amendments thereto, shall be displayed on the Company's web site and a printed copy of such shall be made available to any stockholder of the Company who requests it.

                                  APPENDIX "B"

                       CHARTER OF THE NOMINATING COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                              TAG-IT PACIFIC, INC.

         This Charter identifies the purpose, composition, meeting requirements, committee responsibilities, annual evaluation procedures and investigations and studies of the Nominating Committee (the "Committee") of the Board of Directors (the "Board") of Tag-It Pacific, Inc., a Delaware corporation (the "Company").

I.       PURPOSE

         The Committee is responsible for: (a) assisting the Board in determining the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of the Company and the Board; (b) identifying highly qualified individuals meeting those criteria to serve on the Board; (c) proposing to the Board a slate of nominees for election by the stockholders at the Annual Meeting of Stockholders and prospective director candidates in the event of the resignation, death, removal or retirement of directors or a change in Board composition requirements; (d) reviewing candidates nominated by stockholders for election to the Board; (e) reviewing management succession plans; and (f) such other functions as the Board may from time to time assign to the Committee. In performing its duties, the Committee shall seek to maintain an effective working relationship with the Board and the Company's management.

II.      COMPOSITION

         The Committee shall be composed of at least three, but not more than five, members (including a Chairperson), all of whom shall be "independent directors," as such term is defined in the rules and regulations of the American Stock Exchange ("AMEX"). Notwithstanding the foregoing, the Committee may have as one of its members a "non-independent director" for a period not to exceed two years due to exceptional and limited circumstances pursuant to Section 804(b) of the AMEX Company Guide. The members of the Committee and the Chairperson shall be selected by the Board and serve at the pleasure of the Board. A Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board. The Board may designate one or more independent directors as alternate members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee. No person may be made a member of the Committee if his or her service on the Committee would violate any restriction on service imposed by any rule or regulation of the United States Securities and Exchange Commission or any securities exchange or market on which shares of the common stock of the Company are traded. The Committee shall have authority to delegate responsibilities listed herein to subcommittees of the Committee if the Committee determines such delegation would be in the best interest of the Company.

III.     MEETING REQUIREMENTS

         The Committee shall meet as necessary, but at least once each year, to enable it to fulfill its responsibilities. The Committee shall meet at the call of its Chairperson, preferably in conjunction with regular Board meetings. The Committee may meet by telephone conference call or by any other means permitted by law or the Company's Bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Without a meeting, the Committee may act by unanimous written consent of all members. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore, in the absence of the Chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.

         The Committee may ask members of management or others whose advice and counsel are relevant to the issues then being considered by the Committee, to attend any meetings and to provide such pertinent information as the Committee may request.

         The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and reporting the Committee's actions to the Board from time to time (but at least once each year) as requested by the Board.

IV.      COMMITTEE RESPONSIBILITIES

         In carrying out its oversight responsibilities, the Committee's policies and procedures should remain flexible to enable the Committee to react to changes in circumstances and conditions so as to ensure the Company remains in compliance with applicable legal and regulatory requirements. In addition to such other duties as the Board may from time to time assign, the Committee shall have the following responsibilities:

         A.       BOARD CANDIDATES AND NOMINEES

                  1. To propose to the Board a slate of nominees for election by the stockholders at the Annual Meeting of Stockholders and prospective director candidates in the event of the resignation, death, removal or retirement of directors or a change in Board composition requirements;

                  2. To develop criteria for the selection of new directors and nominees for vacancies on the Board, including procedures for reviewing potential nominees proposed by stockholders;

                  3. To review with the Board the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of the Company and the Board;

                  4. To conduct candidate searches, interview prospective candidates and conduct programs to introduce candidates to the Company, its management and operations, and confirm the appropriate level of interest of such candidates;

                  5. To recommend to the Board, with the input of the Chief Executive Officer, qualified candidates for the Board who bring the background, knowledge, experience, skill sets and expertise that would strengthen and increase the diversity of the Board;

                  6. To conduct appropriate inquiries into the background and qualifications of potential nominees;

                  7. To review the suitability for continued service as a director of each Board member when he or she has a significant change in status, such as an employment change, and recommending whether or not such director should be re-nominated; and

                  8.       To  work  with  senior   management   to  provide  an
                           orientation and continuing education program for directors.

Notwithstanding the provisions set forth in this Section IV, if the Company is legally required by contract or otherwise to provide third parties with the ability to nominate directors (e.g., preferred stock rights to elect directors upon a dividend default, stockholder agreements and management agreements), the selection and nomination of such directors need not be subject to the Committee's nominating and review process.

         B.       EVALUATIONS AND MANAGEMENT DEVELOPMENT

                  1. To develop and review periodically a process for and to assist the Board with conducting, not less frequently than annually, an evaluation of the effectiveness of the Board as a whole;

                  2. To develop and review periodically a process for and to assist the Board with conducting, not less frequently than annually, an evaluation of the Company's management;

                  3. To review the Company's management succession plans to help assure proper management planning; and

                  4.       To    review    the   Chief    Executive    Officer's
                           recommendations, and to make recommendations to the Board, as requested, for senior officer positions.

V.       ANNUAL EVALUATION PROCEDURES

         The Committee shall annually assess its performance to confirm that it is meeting its responsibilities under this Charter. In this review, the Committee shall consider, among other things, (a) the appropriateness of the scope and content of this Charter, (b) the appropriateness of matters presented for information and approval, (c) the sufficiency of time for consideration of agenda items, (d) frequency and length of meetings and (e) the quality of written materials and presentations. The Committee may recommend to the Board such changes to this Charter as the Committee deems appropriate.

VI.      INVESTIGATIONS AND STUDIES

         The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities as described herein, and may retain, at the expense of the Company, independent counsel or other consultants necessary to assist the Committee in any such investigations or studies, if authorized by the Board. The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including the sole authority to negotiate and approve the fees and retention terms of such search firm.

VII.     MISCELLANEOUS

         Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee. The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities. This Charter, and any amendments thereto, shall be displayed on the Company's web site and a printed copy of such shall be made available to any stockholder of the Company who requests it.

                                   APPENDIX "C"

                              AMENDED AND RESTATED

                             1997 STOCK OPTION PLAN


1.       PURPOSE OF THE PLAN.

         The purpose of this 1997 Stock Plan (the "Plan") is to provide incentives and rewards to selected eligible directors, officers, employees and consultants of Tag-It Pacific, Inc. (the "Company") or its subsidiaries in order to assist the Company and its subsidiaries in attracting, retaining and motivating those persons by providing for or increasing the proprietary interests of those persons in the Company, and by associating their interests in the Company with those of the Company's stockholders.

2.       ADMINISTRATION OF THE PLAN.

         The Plan shall be administered by the Board of Directors of the Company (the "Board"), or a committee of the Board (the "Committee") whose members shall serve at the pleasure of the Board. If administration is delegated to the Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan as may be adopted from time to time by the Board.

         The Board shall have all the powers vested in it by the terms of the Plan, including exclusive authority (i) to select from among eligible directors, officers, employees and consultants, those persons to be granted "Awards" (as defined below) under the Plan; (ii) to determine the type, size and terms of individual Awards (which need not be identical) to be made to each person selected; (iii) to determine the time when Awards will be granted and to establish objectives and conditions (including, without limitation, vesting and performance conditions), if any, for earning Awards; (iv) to amend the terms or conditions of any outstanding Award, subject to applicable legal restrictions and to the consent of the other party to such Award; (v) to determine the duration and purpose of leaves of absences which may be granted to holders of Awards without constituting termination of their employment for purposes of their Awards; (vi) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (vii) by resolution adopted by the Board, to authorize one or more officers of the Company to do one or both of the following: (a) designate eligible officers and employees of the Company or any of its subsidiaries to be recipients of Awards and (b) determine the number of such Awards to be received by such officers and employees, provided that the resolution so authorizing such officer or officers shall specify the total number of Awards such officer or officers may award; and
(viii) to make any and all other determinations which it determines to be necessary or advisable in the administration of the Plan. The Board shall have full power and authority to administer and interpret the Plan and to adopt, amend and revoke such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Board deems necessary or advisable. The Board's interpretation of the Plan, and all actions taken and determinations made by the Board pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other employee of the Company or any of its subsidiaries.

3.       PERSONS ELIGIBLE UNDER THE PLAN.

         Any person who is a director, officer, employee or consultant of the Company, or any of its subsidiaries (a "Participant"), shall be eligible to be considered for the grant of Awards under the Plan.

4.       AWARDS.

         (a) COMMON STOCK AND DERIVATIVE SECURITY AWARDS. Awards authorized under the Plan shall consist of any type of arrangement with a Participant that is not inconsistent with the provisions of the Plan and that, by its terms, involves or might involve or be made with reference to the issuance of (i) shares of the Common Stock, $.001 par value per share, of the Company (the "Common Stock") or (ii) a "derivative security" (as that term is defined in Rule 16a-1(c) of the Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, as the same may be amended from time to time) with an exercise or conversion price related to the Common Stock or with a value derived from the value of the Common Stock.

         (b) TYPES OF AWARDS. Awards are not restricted to any specified form or structure and may include, but need not be limited to, sales, bonuses and other transfers of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock or securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, or any other type of Award which the Board shall determine is consistent with the objectives and limitations of the Plan. An Award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

         (c) CONSIDERATION. Common Stock may be issued pursuant to an Award for any lawful consideration as determined by the Board, including, without limitation, a cash payment, services rendered, or the cancellation of indebtedness.

         (d) GUIDELINES. The Board may adopt, amend or revoke from time to time written policies implementing the Plan. Such policies may include, but need not be limited to, the type, size and term of Awards to be made to participants and the conditions for payment of such Awards.

         (e) TERMS AND CONDITIONS. Subject to the provisions of the Plan, the Board, in its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted pursuant to the Plan, which terms and conditions may include, among other things:

                  (i) any provision necessary for such Award to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (an "Incentive Stock Option");

                  (ii) a provision permitting the recipient of such Award to pay the purchase price of the Common Stock or other property issuable pursuant to such Award, or to pay such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by delivering previously owned shares of capital stock of the Company (including "pyramiding") or other property, or by reducing the number of shares of Common Stock or the amount of other property otherwise issuable pursuant to such Award; or

                  (iii) a provision conditioning or accelerating the receipt of benefits pursuant to the Award, or terminating the Award, either automatically or in the discretion of the Board, upon the occurrence of specified events, including, without limitation, a change of control of the Company, an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company or an event of the type described in Section 7 of the Plan.

         (f) SUSPENSION OR TERMINATION OF AWARDS. If the Company believes that a Participant has committed an act of misconduct as described below, the Company may suspend the Participant's rights under any then outstanding Award pending a determination by the Board. If the Board determines that a Participant has committed an act of embezzlement, fraud, nonpayment of any obligation owed to the Company or any subsidiary, breach of fiduciary duty or deliberate disregard of the Company's rules resulting in loss, damage or injury to the Company, or if a Participant makes an unauthorized disclosure of trade secret or confidential information of the Company, engages in any conduct constituting unfair competition, or induces any customer of the Company to breach a contract with the Company, neither the Participant nor his or her estate shall be entitled to exercise any rights whatsoever with respect to such Award. In making such determination, the Board shall act fairly and shall give the Participant a reasonable opportunity to appear and present evidence on his or her behalf to the Board.

         (g) MAXIMUM GRANT OF AWARDS TO ANY PARTICIPANT. No Participant shall receive Awards representing more than 25% of the aggregate number of shares of Common Stock that may be issued pursuant to all Awards under the Plan as set forth in Section 5 hereof.

5.       SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

         The aggregate number of shares of Common Stock that may be issued or issuable pursuant to all Awards under the Plan (including Awards in the form of Incentive Stock Options and Non-Statutory Stock Options) shall not exceed an aggregate of 2,577,500 shares of Common Stock, subject to adjustment as provided in Section 7 of the Plan. Shares of Common Stock subject to the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Any shares of Common Stock subject to an Award which for any reason expires or is terminated unexercised as to such shares shall again be available for issuance under the Plan. For purposes of this Section 5, the aggregate number of shares of Common Stock that may be issued at any time pursuant to Awards granted under the Plan shall be reduced by: (i) the number of shares of Common Stock previously issued pursuant to Awards granted under the Plan, other than shares of Common Stock subsequently reacquired by the Company pursuant to the terms and conditions of such Awards and with respect to which the holder thereof received no benefits of ownership, such as dividends; and
(ii) the number of shares of Common Stock which were otherwise issuable pursuant to Awards granted under this Plan but which were withheld by the Company as payment of the purchase price of the Common Stock issued pursuant to such Awards or as payment of the recipient's tax withholding obligation with respect to such issuance.

6.       PAYMENT OF AWARDS.

         The Board shall determine the extent to which Awards shall be payable in cash, shares of Common Stock or any combination thereof. The Board may, upon request of a Participant, determine that all or a portion of a payment to that Participant under the Plan, whether it is to be made in cash, shares of Common Stock or a combination thereof, shall be deferred. Deferrals shall be for such periods and upon such terms as the Board may determine in its sole discretion.

7.       DILUTION AND OTHER ADJUSTMENT.

         In the event of any change in the outstanding shares of the Common Stock or other securities then subject to the Plan by reason of any stock split, reverse stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, or if the outstanding securities of the class then subject to the Plan are exchanged for or converted into cash, property or a different kind of securities, or if cash, property or securities are distributed in respect of such outstanding securities as a class (other than cash dividends), then the Board may, but it shall not be required to, make such equitable adjustments to the Plan and the Awards thereunder (including, without limitation, appropriate and proportionate adjustments in (i) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Incentive Stock Options and other Awards theretofore granted under the Plan, (ii) the maximum number and type of shares or other securities that may be issued pursuant to Incentive Stock Options and other Awards thereafter granted under the Plan; and (iii) the maximum number of securities with respect to which Awards may thereafter be granted to any Participant in any fiscal year) as the Board in its sole discretion determines appropriate, including any adjustments in the maximum number of shares referred to in Section 5 of the Plan. Such adjustments shall be conclusive and binding for all purposes of the Plan.

8.       MISCELLANEOUS PROVISIONS.

         (a) DEFINITIONS. As used herein, "subsidiary" means any current or future corporation which would be a "subsidiary corporation," as that term is defined in Section 424(f) of the Code, of the Company; and the term "or" means "and/or."

         (b) CONDITIONS ON ISSUANCE. Securities shall not be issued pursuant to Awards unless the grant and issuance thereof shall comply with all relevant provisions of law and the requirements of any securities exchange or quotation system upon which any securities of the Company are listed, and shall be further subject to approval of counsel for the Company with respect to such compliance. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is determined by Company counsel to be necessary to the lawful issuance and sale of any security or Award, shall relieve the Company of any liability in respect of the nonissuance or sale of such securities as to which requisite authority shall not have been obtained.

         (c) RIGHTS AS STOCKHOLDER. A participant under the Plan shall have no rights as a holder of Common Stock with respect to Awards hereunder, unless and until certificates for shares of such stock are issued to the participant.

         (d) ASSIGNMENT OR TRANSFER. Subject to the discretion of the Board, and except with respect to Incentive Stock Options which are not transferable except by will or the laws of descent and distribution, Awards under the Plan or any rights or interests therein shall be assignable or transferable.

         (e) AGREEMENTS. All Awards granted under the Plan shall be evidenced by written agreements in such form and containing such terms and conditions (not inconsistent with the Plan) as the Board shall from time to time adopt.

         (f) WITHHOLDING TAXES. The Company shall have the right to deduct from all Awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such awards and, with respect to awards paid in stock, to require the payment (through withholding from the participant's salary or otherwise) of any such taxes. The obligation of the Company to make delivery of Awards in cash or Common Stock shall be subject to the restrictions imposed by any and all governmental authorities.

         (g) NO RIGHTS TO AWARD. No Participant or other person shall have any right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ of the Company or any of its subsidiaries or shall interfere with or restrict in any way the rights of the Company or any of its subsidiaries, which are hereby reserved, to discharge a Participant at any time for any reason whatsoever, with or without good cause.

         (h) COSTS AND EXPENSES. The costs and expenses of administering the Plan shall be borne by the Company and not charged to any Award nor to any Participant receiving an Award.

         (i) FUNDING OF PLAN. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan.

9.       AMENDMENTS AND TERMINATION.

         (a) AMENDMENTS. The Board may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any Awards theretofore made under the Plan. However, with the consent of the Participant affected, the Board may amend outstanding agreements evidencing Awards under the Plan in a manner not inconsistent with the terms of the Plan.

         (b) STOCKHOLDER APPROVAL. To the extent that Section 422 of the Code, other applicable law, or the rules, regulations, procedures or listing agreement of any national securities exchange or quotation system, requires that any amendment of the Plan be approved by the stockholders of the Company, no such amendment shall be effective unless and until it is approved by the stockholders in such a manner and to such a degree as is required.

         (c) TERMINATION. Unless the Plan shall theretofore have been terminated as above provided, the Plan (but not the awards theretofore granted under the Plan) shall terminate on and no awards shall be granted after October 1, 2007.

10.      EFFECTIVE DATE.

         The Plan is effective on October 1, 1997, the date on which it was adopted by the Board of Directors of the Company and the holders of the majority of the Common Stock of the Company.

11.      GOVERNING LAW.

         The Plan and any agreements entered into thereunder shall be construed and governed by the laws of the State of Delaware applicable to contracts made within, and to be performed wholly within, such state, without regard to the application of conflict of laws rules thereof.

                              TAG-IT PACIFIC, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, a stockholder of Tag-It Pacific, Inc., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Colin Dyne and Ronda Ferguson, or either one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on May 12, 2004, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:


A VOTE FOR ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1. To elect the following two nominees as Class I directors:

      Kevin Bermeister                     Brent Cohen

      |_| FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below)

      |_| WITHHELD for all nominees listed above

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:)

         -----------------------------------------------------------------------

         The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

Proposal 2. To amend the Company's 1997 Stock Plan to increase the maximum number of shares of common stock which may be issued pursuant to awards granted under the plan.

             |_| FOR             |_| AGAINST          |_| ABSTAIN

The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

     The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting dated April 5, 2004 and the accompanying Proxy Statement relating to the Annual Meeting.

                                               Dated:_____________________, 2004

                                               Signature:_______________________

                                               Signature:_______________________
                                               Signature(s) of Stockholder(s)
                                               (See Instructions Below)

                                               The  Signature(s)  hereon  should
                                               correspond   exactly   with   the
                                               name(s)  of  the   Stockholder(s)
                                               appearing     on    the     Share
                                               Certificate.  If  stock  is  held
                                               jointly,  all joint owners should
                                               sign.  When  signing as attorney,
                                               executor, administrator,  trustee
                                               or  guardian,  please  give  full
                                               title as  such.  If  signer  is a
                                               corporation, please sign the full
                                               corporation  name, and give title
                                               of signing officer.

|_| Please indicate by checking this box if you anticipate attending the Annual Meeting.

                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE